Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING "CONFIDENTIAL TREATMENT REQUESTED". MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FRAMEWORK AGREEMENT
AMENDMENT #2

This Amendment #2 (this “Amendment”) is entered into by and between New Skies Satellites B.V. (“SES”), and Global Eagle Entertainment Inc. (“Customer”), and amends the Framework Agreement between SES and Customer dated 28 October 2014, as amended by Amendment No. 1 dated 11 February 2015 (the “Agreement”). Defined terms used herein and not defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, the Parties desire to revise the prepayment requirements under the Agreement.

NOW, THEREFORE, the Parties agree as follows:

Effective Date: The effective date of this Amendment shall be 30 June 2015 (the “Effective Date”)

Section 2 PRE PAYMENT AND SECURITY: The schedule provided in the table under Subsection (a) (Pre-Payment) of Section 2 (PRE PAYMENT AND SECURITY) is replaced with the following:

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In Witness Whereof, the Parties have caused this Amendment to be executed as of the date of last signature below.

GLOBAL EAGLE ENTERTAINMENT INC.	NEW SKIES SATELLITES B.V.
By:__/s/ Michael Pigott_________	By:__/s/ Gerson Souto_______ __
Name: Michael Pigott__________	Name: Gerson Souto__________
Title: VP Legal Affairs_________	Title:_Director______________ _
Date:_7/22/2015____________ ___	Date:_24 July 2015_________ _ _

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*** Confidential treatment requested.